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                          VANGUARD(R) WINDSOR(TM) FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 21, 2003

Effective May 31, 2003, John D. Phillips, Jr., CFA, Senior Portfolio Manager at Sanford C. Bernstein & Co., LLC, has replaced Steven Pisarkiewicz as Fund manager for the Bernstein-managed portion of Vanguard Windsor Fund. Mr. Phillips has worked in investment management since 1972 and has been with Bernstein and its predecessor since 1994. Mr. Phillips earned a B.A. at Hamilton College and an M.B.A. at Harvard Business School.
     The Fund's investment objective, strategies, and policies remain unchanged.














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Vanguard Marketing Corporation, Distributor.                         PS22 062003